FINANCE LEASE	12 Months Ended
Dec. 31, 2012
Leases, Capital [Abstract]
FINANCE LEASE
6.  FINANCE LEASE

The Company has chartered its Vessel on a long term bareboat charter (the "Initial Charter") to Chevron. The term of the Initial Charter expires on April 1, 2015 and Chevron is not entitled to terminate the charter prior to its expiration. On April 1, 2015, Chevron has the option to purchase the Vessel for $1.

The following schedule lists the components of the net investment in finance lease:

(in thousands of $)	2012	2011
Total minimum lease payments to be received	9,337	13,535
Less: unearned income	(1,036)	(1,932)
Net investment in finance lease	8,301	11,603
Less: current portion	(3,306)	(3,302)
	4,995	8,301

Lease revenues under the charter are as follows:

(in thousands of $)
Year ending December 31,
2013	3,927
2014	3,653
2015	1,757
2016	—
2017	—
Thereafter	—
Total minimum lease revenues	9,337